Abraham Fortress Fund

Class I Shares (Ticker Symbol: FORTX)

Class K Shares (Ticker Symbol: FORKX)

Class C Shares (Ticker Symbol: FORRX)

a series of Investment Managers Series Trust II (the “Trust)

Supplement dated March 31, 2025, to the

Prospectus and Statement of Additional Information (“SAI”), each dated October 31, 2024.

Effective immediately, Ryan Barrett has been added as a portfolio manager to the Abraham Fortress Fund (the “Fund”). Salem Abraham continues to serve as a portfolio manager to the Fund. Accordingly, effective immediately, the Prospectus and SAI are updated as follows:

The “Portfolio Manager – Summary Section” of the Prospectus is replaced with the following:

Portfolio Managers

Salem Abraham, President and Founder, has served as a portfolio manager of the Fund since the CFTC regulated Predecessor Fund’s inception on July 26, 2018. Ryan Barrett, Portfolio Manager of the Advisor, has served as portfolio manager of the Fund since March 2025. Mr. Abraham and Mr. Barrett are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The following paragraph is added under the heading entitled “Portfolio Managers – Management of the Fund” section of the Prospectus:

Ryan Barrett, Ph.D., Senior Quantitative Researcher & Product Strategist, joined Abraham Trading Company in 2023. Mr. Barrett is responsible for strategy research, and risk modeling and assists with the implementation of the Fund’s strategy. Mr. Barrett was previously employed by Yale University in his pursuit of a Ph.D. between 2020 – 2024. In 2023, he was also a quantitative analyst at ABS Global Investments in Greenwich, CT. Mr. Barrett received a Ph.D. in Mathematical Sociology from Yale University. He holds an MA in Statistics from Yale University and an MS in Psychology from the University of Limerick. Mr. Barrett is also a registered Graduate Statistician (GStat) accredited by the American Statistical Association.

The following is added under the section entitled “Other Accounts Managed by the Portfolio Manager” of the SAI:

As of March 31, 2025, information on other accounts managed by Ryan Barrett is as follows.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Ryan Barrett	0	$0	0	$0	0	$0

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Ryan Barrett	0	$0	0	$0	0	$0

The “Compensation – Portfolio Manager” section of the SAI is deleted and replaced with the following:

Compensation. As the owner of the Advisor, Salem Abraham participates in the overall profitability of the Advisor. Ryan Barrett is employed by the Advisor and receives an annual fixed salary and with a variable bonus that is discretionary.

The following is added to the “Ownership of the Fund by Portfolio Manager” of the SAI:

The following chart sets forth the dollar range of equity securities owned by Ryan Barrett in the Fund as of March 31, 2025.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned In (A: None, B: $1-$10,000, C: $10,001-$50,000, D: $50,001-$100,000, E: $100,001-$500,000, F: $500,001-$1,000,000, G: Over $1,000,000)
Ryan Barrett	B

Please file this Supplement with your records.